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                                                                 Exhibit (23)(a)






            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated February 17, 2004 relating to the financial statements, which appears in M&T Bank Corporation's Annual Report on Form 10-K for the year ended December 31, 2003. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/PricewaterhouseCoopers LLP
Buffalo, New York
January 18, 2005